SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                   Form 8-K/A



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2001

                           UNITED LEISURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-0-6106                13-2652243
(State of Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


                         1990 Westwood Blvd., Penthouse
                       Los Angeles, California 90025-4650
                    (Address of Principal Executive Offices)

                                 (310) 441-0900
                         (Registrant's Telephone Number)


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ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On January 29, 2001, the Registrant terminated Hollander, Lumer & Co., LLP ("HLC") as its independent accountants. The decision to change accountants was approved by the Registrant's Board of Directors.

     HLC audited the Registrant's consolidated financial statements for the fiscal years ended December 31, 1999 and 1998. Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with its audits of the Registrant's financial statements as of December 31, 1999 and 1998, and during the interim period through January 29, 2001, there were no disagreements between the Registrant and HLC within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of HLC, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     During each of the two fiscal years ended December 31, 1999 and 1998 and during the interim period through January 29, 2001, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

     (b) On January 30, 2001, the Registrant engaged the accounting firm of Ernst & Young LLP ("E&Y") as the Registrant's independent accountants. Prior to such engagement, the Registrant did not consult with E&Y regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to Registrant's statements or any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event, and neither a written report or oral advice was provided to the Registrant that E&Y concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

     The Registrant has requested that HLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter, which confirms HLC's concurrence with the above statements, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits
         16    Hollander, Lumer & Co. Letter


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 8, 2001                        UNITED LEISURE CORPORATION

                                        By:  /S/ BRIAN SHUSTER
                                           -------------------------------
                                             Brian Shuster
                                             Chairman of the Board & President


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                                  EXHIBIT INDEX


EXHIBITS                                                            PAGE NUMBER

16.2          Letter from Hollander, Lumer & Co., LLP